UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

Maravai LifeSciences Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39725	85-2786970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle Suite 200 San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

(858) 546-0004

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2020, Maravai LifeSciences Holdings, Inc. (the “Company”) priced the initial public offering (“IPO”) of its Class A common stock, $0.01 par value per share (the “Class A Common Stock”), at an offering price of $27.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-249733), as amended (the “Registration Statement”). On November 19, 2020, in connection with the pricing of the IPO, the Company and Maravai Topco Holdings, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Jefferies LLC and Goldman Sachs & Co. LLC (the “Representatives”), as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 60,000,000 shares of its Class A Common Stock at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 9,000,000 shares of Class A Common Stock from the Company, which was exercised by the Underwriters in whole. The offering closed and the shares were delivered on November 24, 2020 (the “Closing Date”).

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into the following agreements, previously filed as exhibits to the Registration Statement:

•

a Registration Rights Agreement, dated as of November 24, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Tax Receivable Agreement, dated as of November 19, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

an Exchange Agreement, dated as of November 19, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Second Amended and Restated Limited Liability Agreement of Maravai Topco Holdings, LLC, dated as of November 19, 2020, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein;

•

a Director Nomination Agreement, dated as of November 24, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein;

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statements and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the consummation of the IPO, the Company issued to the existing holder of Maravai Topco Holdings, LLC’s common membership units 160,974,129 shares of Class B common stock of the Company, par value $0.01 per share (the “Class B Common Stock”). The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation is incorporated herein by reference. The issuance of the Class B Common Stock described in this paragraph was made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, Anat Ashkenazi, Sean Cunningham, Benjamin Daverman, Susannah Gray, Robert B. Hance, Jessica Hopfield, Gregory T. Lucier, Luke Marker, Constantine Mihas and Murali K. Prahalad were appointed to the Company’s board of directors. Information regarding the committees upon which these directors are expected to serve, related party transactions involving any of these directors and the compensation plans in which such directors participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934) in the Registration Statement.

On November 19, 2020, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the amended indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 19, 2020 the Company adopted the Maravai LifeSciences Holdings, Inc. 2020 Omnibus Incentive Plan (the “Plan”) and the Maravai LifeSciences Holdings, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), copies of which are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions and forms of the Plan and the ESPP Plan are substantially the same as the descriptions and the forms set forth in and filed as exhibits to the Registration Statement.

On November 24, 2020, the Company entered into employment agreements (collectively, the “Employment Agreements”) with each of its named executive officers, including Carl W. Hull its Chief Executive Officer, Kevin Herde its Chief Financial Officer and Brian Neel its Chief Operating Officer, Nucleic Acid Production.

The Employment Agreements continue until the applicable executive’s resignation, death, disability or termination of employment with or without cause. The Employment Agreements provide for annualized base salaries of $500,000 for Mr. Hull, $382,498.77 for Mr. Herde and $333,237.49 for Mr. Neel. Under the Employment Agreements, each executive is eligible to receive an annual bonus with a target amount equal to 100%, 50% and 40% of base salary for Mr. Hull, Mr. Herde and Mr. Neel, respectively, provided that the final determination regarding the amount of the annual bonus, if any, will be made by the Board of Directors (or a committee thereof) based on criteria previously established by the Board of Directors. In the event of a resignation by an executive for good reason or a termination of an executive’s employment by the Company without cause, the Employment Agreements provide for severance payments equal to 100% of base salary (75% for Mr. Neel) plus, for Mr. Hull, a prorated target bonus, and subsidized health plan continuation coverage premiums for up to 12 months (nine months for Mr. Neel), subject to the executive’s execution and non-revocation of a release of claims. If during the 12-month period following a change in control of the Company, the executive resigns for good reason or the executive’s employment is terminated by the Company without cause, the Employment Agreements provide for (i) severance payments equal to 100% (200% for Mr. Hull) of base salary plus, for Mr. Hull and Mr. Herde, target annual bonus and (ii) and subsidized health plan continuation coverage premiums for up to 12 months (18 months for Mr. Hull).

The Employment Agreements also contain confidentiality provisions and certain restrictive covenants, including a non-competition covenant and non-solicitation covenants covering the period during which the executive is employed by the Company.

The foregoing description of the material terms of the Employment Agreements is not complete and is qualified in its entirety by reference to the full text of the Employment Agreements, which are filed as Exhibits 10.8 through 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2020, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01. Other Events.

On November 24, 2020, the Company issued a press release announcing the closing of the offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of November 19, 2020, among Maravai LifeSciences Holdings, Inc., Maravai Topco Holdings, LLC and Morgan Stanley & Co. LLC, Jefferies LLC and Goldman Sachs & Co. LLC, as representatives for the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of Maravai LifeSciences Holdings, Inc., dated November 19, 2020.

3.2	Amended and Restated Bylaws of Maravai LifeSciences Holdings, Inc., dated November 19, 2020.

4.1	Registration Rights Agreement, dated November 24, 2020, by and among Maravai LifeSciences Holdings, Inc. and the other signatories party thereto.

10.1	Tax Receivable Agreement, dated as of November 19, 2020, by and among Maravai LifeSciences Holdings, Inc. and the other signatories party thereto.

10.2	Exchange Agreement, dated as of November 19, 2020, by and among Maravai LifeSciences Holdings, Inc. and the other signatories party thereto.

10.3	Second Amended and Restated Limited Liability Agreement of Maravai Topco Holdings, LLC, dated as of November 19, 2020, by and among Maravai LifeSciences Holdings, Inc. and the other signatories party thereto.

10.4	Form of Director and Officer Indemnification Agreement, by and among Maravai LifeSciences Holdings, Inc. and the other signatories party thereto (incorporated by reference to Exhibit 10.12 to Maravai LifeSciences Holdings, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 9, 2020)

10.5	Director Nomination Agreement, dated as of November 24, 2020, by and among Maravai LifeSciences Holdings, Inc. and the other signatories party thereto.

10.6	Maravai LifeSciences Holdings, Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to Maravai LifeSciences Holdings, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 23, 2020).

10.7	Maravai LifeSciences Holdings, Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.2 to Maravai LifeSciences Holdings, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 23, 2020).

10.8*	Employment Agreement of Carl W. Hull, dated November 24, 2020, among Maravai LifeSciences Holdings, Inc., Maravai Intermediate Holdings, LLC and Carl W. Hull.

10.9*	Employment Agreement of Kevin Herde, dated November 24, 2020, among Maravai LifeSciences Holdings, Inc., Maravai Intermediate Holdings, LLC and Kevin Herde.

10.10*	Employment Agreement of Brian Neel, dated November 24, 2020, among Maravai LifeSciences Holdings, Inc., TriLink Biotechnologies, LLC and Brian Neel.

99.1	Press Release dated November 24, 2020.

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: November 25, 2020	By:	/s/ Carl Hull
	Name:	Carl Hull
	Title:	Chief Executive Officer